UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2011

LIGHTYEAR NETWORK SOLUTIONS, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-32451	91-1829866
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1901 Eastpoint Parkway
Louisville, Kentucky 40223
(Address of Principal Executive Offices)

502-244-6666
 (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Promissory Note

On January 21, 2011, Lightyear Network Solutions, Inc. (the "Company") entered into a $2,000,000 secured promissory note (the "Note") with First Savings Bank, F.S.B. (the “Bank”), of Clarksville, Indiana.  The Company expects to use $1,000,000 of the Note proceeds for infrastructure improvements to the voice and telecommunications operations of its wholly owned subsidiary, SE Acquisitions, LLC (“SE Acquisitions”), a Kentucky limited liability company whose assets the Company acquired from Southeast Telephone, Inc. during the fourth quarter of 2010.  The Company intends to contribute the remaining proceeds of the Note to Lightyear Network Solutions, LLC (“Lightyear”), a Kentucky limited liability company and wholly owned subsidiary of the Company, such that Lightyear may make a $1,000,000 payment (the “Sullivan Payment”) under the Settlement Agreement (the “Settlement Agreement”) disclosed in and filed with the Company’s Current Report on Form 8-K dated April 29, 2010. Pursuant to the Settlement Agreement, Lightyear will pay the Sullivan Payment directly to Fifth Third Bank (“Fifth Third”) on behalf of Chris T. Sullivan as a payment on a commercial note made by Mr. Sullivan payable to Fifth Third.

Under the Note, which will mature on January 21, 2013, the Company may borrow up to the full principal amount, from time to time, through February 21, 2011; the Company expects to borrow the full principal amount by that date.  Borrowings under the Note will bear interest at a rate equal to the Prime Rate, as reported in the Wall Street Journal, plus 4.0%, but the rate will never be less than 7.00%.  The Company must make monthly interest payments through January 21, 2013, $500,000 principal payments at January 21, 2012 and July 21, 2012, and a final, $1,000,000 principal payment on January 21, 2013.

 Borrowings under the Note will be secured by: (1) a first priority perfected security interest in all accounts receivable of Lightyear; (2) Lightyear’s lockbox account with Fifth Third Bank; (3) two million shares of the Company’s preferred stock, $0.001 par value per share, owned by LY Holdings, LLC (“LYH”), a Kentucky limited liability company; (4) the personal guaranties of J. Sherman Henderson III and Ronald L. Carmicle; and, (5) a guaranty by Lightyear. Mr. Carmicle’s personal guaranty is limited to $750,000. Pursuant to an agreement dated January 21, 2011 and attached to this Current Report on Form 8-K as Exhibit 10.8, in consideration for his personal guaranty, the Company will pay Mr. Carmicle $60,000 for each year in which his guaranty is in effect, payable in monthly installments of $5,000.

The Settlement Agreement, dated April 29, 2010, as amended August 12, 2010, is by and between (i) Lightyear, (ii) LYH, (iii) Mr. Sullivan, (iv) LANJK, LLC (“LANJK”), a Kentucky limited liability company, (v) Rice Realty Company, LLC, a Kentucky limited liability company (“RRC”), (vi) Rigdon O. Dees III, (vii) CTS Equities Limited Partnership, a Nevada limited partnership (“CTS”), and (viii) Ronald L. Carmicle. The First Amendment to Settlement Agreement was filed as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2010.  Mr. Sullivan, Mr. Henderson, Mr. Carmicle and W. Brent Rice are all directors of the Company.    Mr. Sullivan, Mr. Henderson, Mr. Rice and Mr. Dees are all directors and members of LYH.  Mr. Henderson is the Company’s Chief Executive Officer. LANJK is managed by Mr. Henderson and is wholly-owned by Mr. Henderson’s wife.  RRC is wholly-owned and managed by the wife and two adult children of Mr. Rice.  CTS is wholly-owned and managed by Mr. Sullivan.  As of January 25, 2011, LYH owned 63.4% of the Company’s common stock, $0.001 par value per share, on an as-converted, fully diluted basis.

The Note contains customary events of default and customary affirmative and negative covenants, including (among others) minimum earnings and net worth requirements for SE Acquisitions and Bank approval of additional Company (or affiliate) borrowings in excess of $100,000.

As reported in the Company’s Form 8-K dated March 17, 2010, Lightyear currently has an outstanding secured promissory note (the “First FSB Note”) with the Bank.  The terms of the First FSB Note were reported in, and the First FSB Note and related agreements were filed with, the previous Form 8-K.  As of January 25, 2011, the outstanding principal and accrued interest under the First FSB Note totaled $322,356.91.  Mr. Henderson maintains a personal line of credit with the Bank in the amount of $500,000.

There are no material relationships between the Company, Lightyear or SE Acquisitions, or their affiliates, and the Bank, other than as described above.

The foregoing descriptions of the various loan documents do not purport to be complete and are qualified in their entirety by reference to those documents which are attached as exhibits hereto and incorporated herein.

Collateral Release Agreement

On January 21, 2011, the Company entered into a Collateral Release Agreement (the “Release Agreement”) with LYH, Lightyear, Mr. Sullivan, CTS, and Mr. Dees whereby the Company released its security interest in 2,000,000 shares of the Company’s preferred stock, $0.001 par value per share, owned by LYH.  The Company held its security interest pursuant to a Subordination and Security Agreement (the “Security Agreement”) by and between LYH and the Company dated as of February 12, 2010.

The foregoing description of the Release Agreement does not purport to be complete and is qualified in its entirety by reference to the Release Agreement and the Security Agreement, copies of which are attached hereto as Exhibit 10.10 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 under the heading Promissory Note is hereby incorporated in this Item 2.03 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On January 19, 2011, the Company’s Board of Directors approved the payment of cash bonuses to the executive officers, and in the amounts, listed below:

Executive Officer	Bonus Amount

Stephen M. Lochmueller, President	$50,000
Elaine G. Bush, Chief Financial Officer	$20,000
Randy Ammon, Chief Operating Officer	$15,000
John J. Greive, VP of Regulatory Affairs	$10,000

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Promissory Note, dated as of January 21, 2011 by Lightyear Network Solutions, Inc. to First Savings Bank, F.S.B.

10.2	Absolute Continuing Guaranty Agreement, dated January 21, 2011, by J. Sherman Henderson III in favor of First Savings Bank, F.S.B.

10.3	Absolute Continuing Guaranty Agreement, dated January 21, 2011, by Ronald L.Carmicle in favor of First Savings Bank, F.S.B.

10.4	Absolute Continuing Guaranty Agreement, dated January 21, 2011, by Lightyear Network Solutions, LLC in favor of First Savings Bank, F.S.B.

10.5	Security Agreement, dated January 21, 2011, by and between Lightyear Network Solutions, LLC and First Savings Bank, F.S.B.

10.6	Lockbox and Account Control Agreement, dated as of January 21, 2011, by and among Lightyear Network Solutions, LLC, Fifth Third Bank and First SavingsBank, F.S.B.

10.7	Stock Pledge Agreement, dated January 21, 2011, by LY Holdings, LLC in favor of First Savings Bank, F.S.B.

10.8	Agreement dated January 21, 2011 by and between Lightyear Network Solutions, Inc. and Ronald L Carmicle.

10.9	Subordination and Security Agreement dated as of February 12, 2010 by and between LYH and the Company.

10.10	Collateral Release Agreement dated January 21, 2011, by and among LYH, Lightyear, the Company, Chris T. Sullivan, CTS Equities, Limited Partnership, and Rigdon O. Dees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTYEAR NETWORK SOLUTIONS, INC.

Date: January 25, 2011	By:	/s/ J. Sherman Henderson III
J. Sherman Henderson III
Chief Executive Officer